PIZZA PLACE AREA REPRESENTATIVE AGREEMENT


                                     Between


                           AMERICAN KIOSK CORPORATION
                             a Delaware corporation

                                  (Franchisor)

                                       and

             Michael M. Morgan Sr., Arthur G. Scott, and/or Assigns

                                (Representative)


                            Dated: November 10, 1998


                                  Service Area:

                   Louisiana, Mississippi, Arkansas, Tennessee,

        Alabama, Florida,(except Dade, Broward, and Palm Beach Counties)



                            Keith J. Kanouse, Esquire
                             Keith J. Kanouse, P.A.
                      2424 North Federal Highway, Suite 353
                            Boca Raton, Florida 33431


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                    PIZZA PLACE AREA REPRESENTATIVE AGREEMENT


                                TABLE OF CONTENTS


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         BACKGROUND................................................................................................1

ARTICLE 1
         Section 1.1     Grant.....................................................................................
         Section 1.2     Area of Responsibility....................................................................
         Section 1.3     Territorial Protection....................................................................

ARTICLE 2
         Section 2.1     Training..................................................................................
         Section 2.2     Loan of the Pizza Place Manuals...........................................................
         Section 2.3     Continued Assistance and Support..........................................................
         Section 2.4     License of the Proprietary Marks..........................................................
         Section 2.5     Duties Solely to the Representative.......................................................
         Section 2.6     The Franchisor's Right to Delegate Duties.................................................

ARTICLE 3
         Section 3.1     Franchise Brokerage Services..............................................................
         Section 3.2     Pre-Opening Assistance to Franchisees.....................................................
         Section 3.3     Continued Assistance and Support of Franchisees...........................................
         Section 3.4     Other Obligations and Requirements........................................................
         Section 3.5     Insurance.................................................................................
         Section 3.6     Confidentiality...........................................................................

ARTICLE 4
         Section 4.1     Representative Fee........................................................................
         Section 4.2     Compensation of the Representative........................................................

ARTICLE 5
         Section 5.1     The Franchisor's Representations As to the Proprietary Marks..............................
         Section 5.2     Restrictions on the Representative's Use of the Proprietary Marks.........................
         Section 5.3     The Representative's Lack of Ownership....................................................
         Section 5.4     Infringement by the Representative........................................................
         Section 5.5     Indemnification of the Representative.....................................................
         Section 5.6     Claims Against the Proprietary Marks......................................................

ARTICLE 6
         Section 6.1     Confidential Use..........................................................................
         Section 6.2     Sole Property of the Franchisor...........................................................
         Section 6.3     Periodic Revisions........................................................................
         Section 6.4     Prior Information.........................................................................
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ARTICLE 7
         Section 7.1     Transfer by the Franchisor...............................................................
         Section 7.2     Transfer by the Representative...........................................................

ARTICLE 8
         Section 8.1     Termination by the Representative........................................................
         Section 8.2     Termination by the Franchisor - Without Notice...........................................
         Section 8.3     Termination by the Franchisor - After Notice.............................................
         Section 8.4     Termination by the Franchisor - After Notice and Right to Cure...........................

ARTICLE 9
         Section 9.1     Payment of Outstanding Amounts...........................................................
         Section 9.2     Discontinue Legal Use of Name............................................................
         Section 9.3     Return of Materials......................................................................
         Section 9.4     Loss of Exclusivity; Cessation of Sales; Cessation of Services...........................

ARTICLE 10
         Section 10.1    Devotion to the Sale and Servicing of Franchises.........................................
         Section 10.2    Diversion of Business; Competition With the Franchisor; and Interference.................
                           (i)....................................................................................24
                           (ii) ..................................................................................24
                           (iii) .................................................................................24
         Section 10.4    Independent Covenants....................................................................

ARTICLE 11
         Section 11.1    Independent Status.......................................................................
         Section 11.2    Indemnification..........................................................................

ARTICLE 12
         Section 12.1    No Reliance..............................................................................
         Section 12.2    Representations of the Franchisor........................................................
         Section 12.3    Representations of the Representative....................................................


ARTICLE 13
         Section 13.1    Mediation and Arbitration................................................................
         Section 13.2    Injunctive Relief; Specific Performance..................................................

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ARTICLE 14
         Section 14.1    Term.....................................................................................
         Section 14.2    Option to Obtain Successor Pizza Place Area..............................................

ARTICLE 15
         Section 15.1    Definitions..............................................................................
         Section 15.2    Other Definitional Provisions............................................................

ARTICLE 16
         Section 16.1    SUCCESS OF THE REPRESENTATIVE'S BUSINESS.................................................
         Section 16.2    Amendments...............................................................................
         Section 16.3    Binding Effect...........................................................................
         Section 16.4    Notices..................................................................................
         Section 16.5    Headings.................................................................................
         Section 16.6    Severability.............................................................................
         Section 16.7    Waivers..................................................................................
         Section 16.8    Enforcement Costs........................................................................
         Section 16.9    Jurisdiction and Venue...................................................................
         Section 16.10   Remedies Cumulative......................................................................38
         Section 16.11   Effectiveness; Counterparts..............................................................39
         Section 16.12   Consents, Approvals and Satisfaction.....................................................39
         Section 16.13   Governing Law............................................................................39
         Section 16.14   Interpretation...........................................................................39
         Section 16.15   Entire Agreement.........................................................................40
         Section 16.16   Survival.................................................................................40
         Section 16.17   Force Majeure............................................................................40
         Section 16.18   Third Parties............................................................................40
         Exhibit A to Pizza Place Area Representative Agreement...................................................44
         Exhibit B to Pizza Place Area Representative Agreement...................................................45
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                    PIZZA PLACE AREA REPRESENTATIVE AGREEMENT


     THIS PIZZA PLACE AREA REPRESENTATIVE AGREEMENT is signed on _____________, 199___, between American Kiosk Corporation, a Delaware corporation (the "Franchisor") and Michael M. Morgan, Sr., Arthur G. Scott, and/or Assigns (the "Representative").

                                   BACKGROUND

     A. The Franchisor intends to develop a national brand franchise system of kiosk and kiosk-style retail outlets called Retail-Style Kiosks, to deliver popular food products to consumers initially focusing on brick oven pizza under the Proprietary Marks (the "Franchise").


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     A. The Franchisor designates selected area representatives who meet special criteria to solicit prospective franchisees ("Franchisees") to purchase Franchises to be operated in a designated area, under a Franchise Agreement between the Franchisor and the Franchisee, and to perform certain duties for these Franchises, many of which are duties of the Franchisor under the Franchise Agreement and are delegated under this Agreement to the Representative.

     B. As compensation for the Representative's services under this Agreement, the Franchisor desires to pay the Representative a portion of the Turnkey Package Fees, and Royalties paid by Franchisees, also the Representative shall be issued shares of American Kiosk Corporation

     C. The Franchisor desires to provide the Representative with special training to assist the Representative in soliciting and servicing Franchisees under this Agreement.

     D. The Representative desires to receive this special training and be engaged by the Franchisor on the terms in this Agreement.

     E. The Representative has had sufficient opportunity to be advised thoroughly of the terms of this Agreement by advisors of the Representative's own choosing and by receipt and review of a current FOC (Single-Unit) and has made an independent investigation of the Franchisor's operations, and the Representative and the Franchisor have concluded an agreement that they reduce to this written document, which is intended to fully state all of the parties' understandings and agreements, representations and warranties pertaining to their relationship and which terms are acknowledged by the parties to be material and reasonable.

          The parties agree as follows:

                                       1

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                                    ARTICLE 1

                                   APPOINTMENT

     Section 1.1 Grant.

     The Franchisor grants to the Representative, subject to the terms in this Agreement, the right to act as the Franchisor's exclusive sales agent of, and service provider to, Franchises within the Area described in Section 1.2 and the Representative agrees to accept this engagement. This Agreement is not a franchise. This Agreement does not grant to the Representative any right to own or operate a Pizza Place Franchise. However, nothing in this Agreement will prohibit the Representative from proposing any entity in which the Representative has an interest, or the Representative himself or herself, as a prospective Franchisee for a System franchise to be located in the Area. If the Franchise is granted under the approval procedures in this Agreement and compliance with the FTC Franchise Rule and applicable state franchise laws, the Representative will be entitled to compensation as provided in Section 4.2. The Representative must also purchase two (2) Pizza Place Franchises (Turn Key Packages) at Sixty-Five Thousand dollars($65,000.00) each. These two units will be paid for through a secured 36 month note for $130,000 bearing 8% interest, with a balloon payment of $65,000 due at the end of the loan term. The first payment will be due on April 1, 1999. These units will also be used as the Representative's showcase unit, sales office and training facility. The Representative will receive a separate FOC (Single-Unit) in accordance with federal and state franchise law requirements.

     Section 1.2 Area of Responsibility.

     The Representative's area of responsibility (the "Area") is: The States of :Florida, except Dade, Broward, and Palm Beach Counties, Alabama, Mississippi Louisiana Arkansas and Tennessee. The Franchisor agrees to provide the Representative, the additional states of Georgia, South Carolina , and North Carolina if the current potential Representative does not come to terms with American Kiosk Corporation. If these additional states are provided the Area Representative Performance Schedule will be adjusted accordingly. This Area can reasonably absorb at least Three Hundred Sixty(360) Franchises. The Representative will only deal with prospective Franchisees who are residents within the Area and whose Franchise is to be located within the Area without the written approval of the Franchisor to avoid an inadvertent offer to sell a franchise to a resident of a state where the Franchisor is not currently registered. The Representative will not have a first personal meeting with any prospective Franchisee until notified in writing by the Franchisor that the Franchisor has complied with any applicable state franchise registration requirements and the Franchisor has delivered to the Representative its current form of FOC for delivery to prospective Franchisees. Franchisor agrees to immediately file the necessary documents to do business in the above mentioned area.

                                       2

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     Section 1.3 Territorial Protection.

     During the Term, if the Representative is not in default under this Agreement, the Franchisor will not grant any other person the right to offer Franchises to be operated in the Area, nor grant any Franchise or a Company-Owned Unit to be operated in the Area without the Franchise being subject to the terms of this Agreement and the written consent of the Representative.


                                    ARTICLE 2

                            DUTIES OF THE FRANCHISOR

     The Franchisor will provide the Representative with the following assistance and services if the Representative is not in default under this
Agreement:

     Section 2.1 Training.

     (a) Initial Training

     (b) Failure to Complete Initial Training.

     (c) Content.

     (d) Attend Franchisee's Basic Management Training.

THE FRANCHISOR HEREBY AGREES THAT BECAUSE OF THE REPRESENTATIVES PREVIOUS INVOLVEMENT WITH THE FRANCHISOR THE ABOVE SECTIONS a,b,c, and d ARE WAIVED AND ARE NOT PART OF THIS AGREEMENT.

     (e) Refresher or Additional Training. The Franchisor may provide refresher training programs, seminars or advanced management training for the Representative at the principal training facility of the Franchisor, which may be required, at the option of the Franchisor. Training will not be required more often than once a year. The Representative is solely responsible for all expenses associated with these programs, including the then prevailing standard rates charged by the Franchisor for these programs and all travel, meals and lodging costs for the Representative's attendees.

     (f) Approval of Prospective Franchisees. The Franchisor will promptly process all applications by prospective Franchisees forwarded by the Representative and will not unreasonably withhold its approval of any prospective Franchisee, provided the prospect meets the educational, professional, managerial, business, financial, and other qualifications as the Franchisor may require for new franchisees.

                                       3

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     Section 2.2 Loan of the Pizza Place Manuals.

     The Franchisor will loan to the Representative one registered copy of the Pizza Place Manuals (with peraodic revisions as required). The Franchisor's practice is to deliver to the Representative Pizza Place Manuals at or shortly before the time of Initial Training.

     Section 2.3 Continued Assistance and Support.

     (a) Collection of Fees and Royalties. The Franchisor will provide for the collection of fees and royalties from the Franchisees and payment to the Representative as provided in Section 4.2.

     (b) Telephone Hotline. The Franchisor will maintain a telephone "hotline" for informational assistance for the Representative and the Franchisees.

     (c) Advertising and Public Relations Campaigns. The Franchisor will generally promote the Franchised Business through advertising and public relation campaigns.

     (d) Periodic Assistance. The Franchisor may provide to the Representative continuing advisory assistance in the operation and promotion of the Franchises as the Franchisor deems advisable, which may include communication of new developments, improvements in equipment and supplies, and new techniques in advertising, service and management that are relevant to the operation of the Franchised Business.

     (e) Research and Development. The Franchisor will continue to research and develop new products and services, introductions and techniques as deemed appropriate by the Franchisor in its sole and absolute discretion.

     (f) Referral of Leads. The Franchisor will refer all leads to the Representative for possible Franchises in the Area.

     Section 2.4 License of the Proprietary Marks.

     Subject to the terms of this Agreement, the Franchisor licenses the right to use the "Pizza Place" trade name.

     Section 2.5 Duties Solely to the Representative.

     All of the obligations of the Franchisor under this Agreement are solely to the Representative. No other party is entitled to rely on, enforce, or obtain relief for breach of these obligations either directly or by subrogation.

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     Section 2.6 The Franchisor's Right to Delegate Duties.

     The Representative agrees to the Franchisor's right to delegate any of the duties of the Franchisor under this Agreement to a Designee. The Representative must discharge his or her duties in all respects with the Designee to the extent requested by the Franchisor in the same manner with which the Representative is otherwise required to do so with the Franchisor.


                                    ARTICLE 3

                          DUTIES OF THE REPRESENTATIVE

     The Representative will perform the following duties on an exclusive, full-time, best efforts basis for the Franchisor:

     Section 3.1 Franchise Brokerage Services.

     (a) The Representative will develop and implement a franchise marketing plan, to attract qualified franchisee candidates within the Area. The Representative must diligently check to ensure that the Pizza Place System is feasible within the Area. The Representative will solicit and screen prospective Franchisees for the Franchisor to purchase Pizza Place Franchises to be located in the Area under separate Franchise Agreements with the Franchisor that the Franchisor may specify. The Representative agrees that the Franchisor has sole discretion to accept or reject a prospective Franchisee. The final terms of the Franchise Agreement entered into with each Franchisee including all fees and royalties is also determined in the sole discretion of the Franchisor. The Franchisor reserves the right to increase the fees and royalties charged to franchisees upon 60 days' written notice to the Representative. The Representative is without authority to sign any agreement for the Franchisor including any Franchise Agreement.

     (b) The Representative's responsibilities in this regard include advertising for prospective Franchisees, screening of prospective Franchisees pursuant to standards required by the Franchisor, obtaining completed franchisee applications that are submitted to the Franchisor's home office for processing and review, and delivering timely the Franchisor's FOC. The Representative will make no representations inconsistent with any Authorized Materials delivered by the Representative to prospective Franchisees, including the FOC (including all exhibits), that the Representative warrants he or she has read, and with which he or she is familiar.

     (c) The Representative will comply with all applicable federal and state laws and regulations in the sale of Franchises. The Representative must provide each prospective Franchisee with the then current form of Pizza Place FOC required to be delivered to the prospective Franchisee. The FOC must be delivered by the Representative, at the earlier of: (i) at least 10 Business Days before signing the Franchise Agreement and payment of any

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consideration in the sale or proposed sale of a Franchise to the prospective
Franchisee; or (ii) on or before the first personal meeting between the prospective Franchisee and the Representative for the purpose of discussing the sale or possible sale of a Franchise. In addition, the Representative must provide each prospective Franchisee with the Franchise Agreement, and all other agreements to be signed by the prospective Franchisee, with all blanks and terms completed, at least 5 Business Days before signing the Franchise Agreement and payment of any consideration in the sale or proposed sale of a Franchise to the prospective Franchisee.

     (d) The Representative will number each FOC and maintain a detailed log as to each prospective Franchisee including all letters, telephone contacts, personal meetings, obtaining the signed Acknowledgement of Receipt of the FOC and other information required by the Franchisor. The Representative will make no oral or written statement, promise, guarantee, representation, understanding or other agreement that is outside of, or inconsistent with, the terms of the FOC. The Representative will not use any marketing or advertising materials that have not been previously supplied by the Franchisor or previously approved, in writing, by the Franchisor.

     (e) The Representative will spend a reasonable sum per calendar year on advertising the solicitation of Franchisees and agrees to provide the Franchisor with satisfactory proof of these expenditures, upon the Franchisor's request. The Representative will refrain from using any false or misleading advertising in the solicitation of prospective Franchisees. All advertising must receive the written approval of the Franchisor before its use and the Representative will comply with all laws regulating the content and use of advertising including registration with, and approval by, applicable state franchise regulators.

     (f) The Representative will actively participate in franchise and business opportunity shows, within the Area. The Representative will purchase an appropriate franchise display booth.

     (g) The Representative will establish and maintain sources of supplies and services for the Franchisees within the Area, including sources for leasing and financing assistance to the Franchisees approved by the Franchisor.

     Section 3.2 Pre-Opening Assistance to Franchisees.

     (a) In a Franchisee's selection of a site for the establishment and operation of a Franchised Business, the Representative must:

          (i) develop and provide standards and criteria for the threshold consideration of possible sites;

          (ii) develop meaningful information concerning possible site selection and present this information to a Franchisee;

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          (iii) upon request of a Franchisee, consult with the Franchisee regarding site selection and the negotiation of real estate leases; and

          (iv) consider and evaluate applications presented by the Franchisees for site approval and forward all materials to the Franchisor along with the Representative's analysis and recommendation for the Franchisee's final approval or disapproval for the purpose of approving or disapproving sites so presented.

     (b) The Representative will provide the Franchisee with Basic Management Training as stated in Section 2.8 of the Franchise Agreement at its training facility, pre-opening inspections as stated in Section 2.10 of the Franchise Agreement, pre-opening on-site training and an opening supervisor as stated in
Section 2.11 of the Franchise Agreement and grand opening assistance stated
Section 2.12 of the Franchise Agreement. The Representative will assist the franchisee to help ensure that the Franchisee's Franchised Business opens within 120 days from the signing of the Franchise Agreement.

     Section 3.3 Continued Assistance and Support of Franchisees.

     (a) Refresher Training. The Representative may be required to provide refresher training programs or seminars for the Franchisees at his or her training facility and for the time and content as may be required by the Franchisor.100% of the training fees referred to in the Franchise Agreement shall be paid to the Representative.

     (b) Field Visits. The Representative must provide assistance to the Franchisees in the development and operation of their respective Franchises by means of periodic visits by the Representative no less frequently than once per month. The Representative will make himself or herself available to the Franchisees and sales agents for consultation on matters such as operations, advertising and promotion, installation and business methods.

     (c) Advice on Local Advertising. The Representative must provide suggestions and comments to Franchisees regarding regional and local advertising, and direction regarding the proper usage of the Franchisor's Proprietary Marks.

     (d) Reports to Franchisor. The Representative must report promptly to the Franchisor regarding any complaints or suggestions made by the Franchisees.

     (e) Periodic Franchisee Meetings. The Representative will conduct periodic meetings of all Franchisees in the Area including meetings of any Regional Advertising Cooperative for purposes as, and no less frequently than, the Franchisor may require in writing. If requested by the Franchisor, the Representative will develop specific marketing programs for the Area using material provided or approved by the Franchisor.

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     (f) Other Responsibilities. The Representative will undertake other responsibilities as requested by the Franchisor, provided these responsibilities are deemed reasonably necessary by the Franchisor as a result of being required to be performed by the Franchisor or its Designee under the then current form of Franchise Agreement.

     Section 3.4 Other Obligations and Requirements.

     (a) Informational Requests; Monthly Forecasts. The Representative will promptly comply with all informational requests of the Franchisor and cooperate fully with the Franchisor to administer the franchise program contemplated under this Agreement. The Representative will provide monthly forecasts of sales of Franchises.

     (b) Licenses. The Representative is responsible for complying with all licensing requirements and other applicable laws concerning the performance of the Representative's duties, for which the Franchisor makes no representations and warranties.

     (c) Telephones. The Representative will at all times: (i) maintain continuously the number of operating telephone lines and telephone numbers to be used exclusively by the Representative for the operation of his or her business required by the Franchisor, with sufficient staff to handle telephone calls in an efficient and courteous manner at all times during business hours; and (ii) maintain an answering service after normal business hours.

     (d) Compliance with Laws. The Representative will comply with all federal, state, and local laws, rules and regulations, and will timely obtain, maintain and renew when required all permits, certificates or franchises necessary for the full and proper conduct of his or her business under this Agreement, including qualification to do business, fictitious, trade or assumed name registration, occupational licenses and franchise salesmen regulations. Copies of all inspection reports, warnings, certificates and ratings, issued by any governmental entity during the Term in the conduct of his or her business that indicate material non-compliance by the Representative with any applicable law, rule or regulation, will be forwarded to the Franchisor by the Representative within 2 days of the Representative's receipt of these items.

     (e) Tax Payments; Contested Assessments. The Representative will promptly pay when due all taxes levied or assessed by any federal, state or local tax authority, including unemployment taxes, withholding taxes, sales taxes, income taxes, tangible commercial personal property taxes, real estate taxes, intangible taxes and all other indebtedness incurred by the Representative in the conduct of his or her business. The Representative will pay to the Franchisor or the Franchisor will withhold an amount equal to any sales tax, goods and services taxes, gross receipts tax, or similar tax imposed on the Franchisor for any payments to the Representative required under this Agreement, unless the tax is measured by or related to the net income of the Franchisor or to its corporate status in a state. If any tax is paid by the Franchisor,

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the Representative will promptly reimburse the Franchisor the amount paid. Upon any bona fide dispute as to liability for taxes assessed or other indebtedness, the Representative may contest the validity or the amount of the tax or indebtedness in accordance with procedures of the taxing authority or applicable law; however, the Representative will not permit a tax sale or seizure by levy of execution or similar writ or warrant, or attachment by a creditor, to occur against any assets used in his or her business.

     (f) Inspections. The Representative will permit the Franchisor and/or its representatives to enter the office of the Representative and his or her training facility at any time during normal business hours, for purposes of conducting inspections including a review of the Representative's books and records. The Representative will cooperate fully with the Franchisor and/or its agents in the inspections by rendering assistance as they may reasonably request and by permitting them, at their option, to observe the methods used by the Representative in selling franchises and rendering his or her services for the Franchisor. The inspections may be conducted without notice at any time when the Representative or one of his or her employees is at his or her business. The inspections will be performed in a manner that minimizes interference with the operation of the Representative's business.

     (g) Minimum Annual Performance Requirement. The Representative agrees that his or her performance under this Agreement will be measured, in part, by the number of Franchisees who enter into Franchise Agreements during the Term as a result of the Representative's efforts in accordance with the Performance Schedule stated in Exhibit A. To the extent the Representative exceeds the Minimum Annual Performance Requirement in any Annual Period, the number of Franchisees by which the Representative exceeds the Minimum Annual Performance Requirement will be credited in later Annual Periods to meet the Minimum Annual Performance Requirement for the Annual Periods. If the Term expires before the expiration of the then current Annual Period, the Minimum Annual Performance Requirement is prorated for that Annual Period.

     (h) Notices to the Franchisor. The Representative will notify the Franchisor in writing within 5 days of each of the following events:

          (i) The actual filing of any action, suit or proceeding against the Representative or any of his or her employees;

          (ii) The issuance of any order, writ, injunction, award or decree of any court, agency or other governmental instrumentality, that may adversely affect the operation, financial condition or good will of the Representative or the Franchisor; or

          (iii) Notice to the Representative of a violation of any law, ordinance or regulation by his or her business.

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If any action or proceeding is brought against the Representative regarding his or her business, the Representative will immediately provide the Franchisor with copies of all pleadings, papers and material correspondence regarding the action or proceeding. The Representative will keep the Franchisor informed about the progress and outcome of the action or proceeding.

     (i) Assist in Enforcement Efforts; Temporary Management. Upon request, the Representative will assist the Franchisor in its enforcement efforts including the collection of delinquent accounts of Franchisees in the Area. At the request of the Franchisor, the Representative will assume managerial control over any abandoned or terminated Franchise in the Area until the Representative or the Franchisor can find a successor Franchisee. The Representative will receive a reasonable management fee equal to 5% of gross sales for these management services.

     (j) Operational Suggestions. The Representative is encouraged to submit suggestions in writing to the Franchisor for improving elements of the System, such as products, services, equipment, service format, advertising and any other relevant matters, that will be considered by the Franchisor when adopting or modifying standards, specifications and procedures for the System. The Representative agrees that any suggestions made by the Representative under this Agreement are the exclusive property of the Franchisor. The Franchisor has no obligation to use these suggestions and no obligation to provide compensation for any suggestion. The Representative may not use any suggestions inconsistent with his or her obligations under this Agreement without the written consent of the Franchisor.

     Section 3.5 Insurance.

     (a) The Representative will procure and maintain in full force and effect during the Term, at his or her sole expense, an insurance policy or policies, as the Franchisor may reasonably require, protecting the Representative and the Franchisor, and their officers, directors, partners and employees, against any loss, liability, personal injury, death, or property damage or expense arising from the Representative's obligations under this Agreement. All liability policies will name the Franchisor as the additional named insured and will provide that the Franchisor will receive notice of the Representative's default in payment of any premium and 30 days' prior written notice of termination, cancellation, expiration or alteration to provide less coverage. The insurance afforded by any liability policy will not be limited in any way by reason of any insurance maintained by the Franchisor.

     (b) The policy or policies procured by the Representative will be written by a licensed insurance company and will include, at a minimum, commercial general casualty insurance and general liability insurance, including products liability, property damage, owned and non-owned motor vehicle coverage, and personal injury coverage with a combined single limit of at least $1,000,000, unless otherwise agreed in writing by the Franchisor, an "Errors and Omissions" policy with at least $1,000,000 coverage, as well as all other insurance as may be required by

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statute or rule of the state in which the Area is located including workers'
compensation insurance. The Franchisor may require that additional coverages be procured or that minimum limits be increased as necessary for the Representative's and the Franchisor's protection.

     (c) Before beginning operation of the Representative's obligations under this Agreement, the Representative will submit to the Franchisor one or more certificates showing that the Representative has procured the required insurance. The Representative will submit evidence annually of the renewal or extension of these policies.

     (d) If the Representative fails to procure and maintain any required insurance coverage or furnish satisfactory evidence of insurance, the Franchisor, in addition to its other remedies, may, but need not, procure insurance coverage for the Representative, who will pay the Franchisor on demand the amount of any premiums and expenses incurred by the Franchisor in obtaining the insurance.

     Section 3.6 Confidentiality.

     During the Term and at all later times, the Representative will not in any manner, either directly or indirectly, divulge, disclose or communicate to any person or firm, except to or for the Franchisor's benefit, any information of any kind concerning any matters affecting the business of the Franchisor or its affiliates, that he or she may have acquired in the course of or incident to his or her engagement by the Franchisor, including the terms of this Agreement, the terms of any other agreement between the Franchisor and its employees or its Franchisees, or any Franchisee lists, compilations or profiles or the name of any Franchisee, without regard to whether the information would be deemed confidential or material, the Representative agreeing that the information affects the successful and effective conduct of the Franchisor's business and its good will, and that any breach of the terms of this Section is a material breach of this Agreement. All of the records, files and materials created or used by the Representative in performing his or her duties under this Agreement are the Franchisor's sole and exclusive property and any items in the Representative's possession will be returned immediately to the Franchisor upon its request, and upon termination of this Agreement.

                                    ARTICLE 4

                       REPRESENTATIVE FEE AND COMPENSATION

     Section 4.1 Representative Fee.

     The Representative will pay to the Franchisor an initial fee of $0.00 (the "Representative Fee") payable simultaneously with the signing of this Agreement. The Representative Fee is fully earned by the Franchisor and is non-refundable upon signing this Agreement in consideration for the administrative and other costs incurred by the Franchisor and opportunities lost or deferred as a result of the rights granted to the Representative in this Agreement.

     Section 4.2 Compensation of the Representative.

     (a) During the Term, the Representative is entitled to receive, as his or her sole and exclusive compensation under this Agreement: (i) Sixteen (16)% of the Turnkey Package Fee paid to the Franchisor by a Franchisee under a Franchise Agreement; (ii) Fifty-five (55)% of the Royalty Fee paid to the Franchisor by a Franchisee under a Franchise Agreement (the "Royalty Payment") and (iii) Three thousand two hundred dollars ($3,200.00) for every deposit received under a Development Agreement , all as and when received and earned by the Franchisor from each Franchisee who the Representative has solicited to enter into a Pizza Place Franchise Agreement and/or Development Agreement with the Franchisor during the Term to operate a Franchise in the Area and who the Representative has serviced and is servicing as provided in this Agreement.

     (b) The Franchisor will pay the Turnkey Package Fee Payment to the Representative within 15 days after the actual receipt by the Franchisor of the Turnkey Package Fee; The Franchisor will pay the Royalty Payment to the Representative within 30 days of actual receipt of Royalty Fees paid by Franchisees.

     (c) The Representative's right under this Agreement to receive compensation after the expiration of the Term is limited exclusively to receiving 50% of the Renewal Fee, if any, paid by any Franchisee who signed a Franchise Agreement during the Term and 55% of the Royalty Fee received by the Franchisor for 2 years after expiration of the Term from any Franchisee who signed a Franchise Agreement during the Term (the "Continuing Payments").

     (d) Unless otherwise expressly provided to the contrary in this Agreement, all expenses incurred by the Representative in soliciting prospective Franchisees and servicing the Franchisees as required pursuant to ARTICLE 3 are the sole expense and obligation of the Representative.

     (e) The Representative agrees that he or she is not an employee of the Franchisor and that the compensation expressly required to be paid to the Representative under this Agreement is the sole and exclusive compensation of the Representative for the performance of his or her duties under this Agreement. The Representative has no rights to receive any employee benefits provided at any time by the Franchisor or its affiliates including pension, life insurance, hospital and medical, disability, profit sharing, vacation or retirement benefits to any of his or her employees. The Representative agrees that the Franchisor is not obligated to make, and that it is the sole responsibility of the Representative to make, on the income earned by the Representative from the Franchisor, all periodic filings and payments required to be made for withholding taxes, FICA taxes, SECA payments, federal Unemployment Taxes (FUTA) and all other federal or state taxes, payments or filings required to be paid, made or maintained other than federal or state tax forms that under applicable laws are the responsibility of the payor.

                                    ARTICLE 5

                                PROPRIETARY MARKS

     Section 5.1 The Franchisor's Representations As to the Proprietary Marks.

     The Franchisor represents to the Representative that:

     (a) The Franchisor is the owner of all right, title, and interest in and to the Proprietary Marks subject to the rights of senior users, if any; and

     (b) The Franchisor will take all steps reasonably necessary to preserve and protect the ownership and validity of the Proprietary Marks.

     Section 5.2 Restrictions on the Representative's Use of the Proprietary Marks.

     The Franchisor will use and permit the Representative to use the Proprietary Marks only in accordance with this Agreement. The Representative agrees that:

     (a) The Representative will use only the Proprietary Marks as designated by the Franchisor and will use them only in the manner required or authorized and permitted by the Franchisor;

     (b) The Representative's right to use the Proprietary Marks is limited to the uses expressly authorized under this Agreement, and any unauthorized use of the Proprietary Marks is an infringement of the Franchisor's rights;

     (c) The Representative will not use the Proprietary Marks as security for any obligation or indebtedness;

     (d) The Representative will not use the Proprietary Marks as part of his or her corporate, partnership or other legal name but may use the Pizza Place trade name as a fictitious, trade or assumed name that is properly registered, if required by law; and

     (e) The Representative will exercise precaution when utilizing the Franchisor's Proprietary Marks to ensure that the Proprietary Marks are not jeopardized in any manner and the Representative indemnifies and holds the Franchisor harmless for any damage or expense occasioned by the Representative's improper use of the Proprietary Marks.

     Section 5.3 The Representative's Lack of Ownership.

     The Representative agrees to the Franchisor's rights in and to the Proprietary Marks, and agrees not to represent in any manner that the Representative has any ownership in the Franchisor's Proprietary Marks. The Representative agrees that his or her use of the Proprietary Marks will not create in his or her favor any right, title or interest in or to the Franchisor's Proprietary Marks except as the right to use same is expressly stated in this Agreement, but that all of this use will benefit the Franchisor.

     Section 5.4 Infringement by the Representative.

     The Representative agrees that the use of the Proprietary Marks outside the scope of this Agreement, without the Franchisor's written consent, is an infringement of the Franchisor's rights in and to the Proprietary Marks, and expressly agrees that during the Term, and after the expiration or termination of this Agreement, the Representative will not, directly or indirectly, commit an act of infringement or contest or aid in contesting the validity or right of the Franchisor to the Proprietary Marks, or take any other action in derogation of these rights.

     Section 5.5 Indemnification of the Representative.

     The Franchisor indemnifies the Representative against and will reimburse the Representative for all damages for which he or she is held liable in any proceeding involving his or her use of any Proprietary Mark, but only pursuant to and in compliance with this Agreement, and for all costs reasonably incurred by the Representative in the defense of any claim brought against him or her or in any proceeding in which he or she is named as a party, if the Representative:
(i) has timely notified the Franchisor of the claim or proceeding in accordance with Subsection 5.6(a); (ii) has otherwise complied with this Agreement; and
(iii) allows the Franchisor sole control of the defense and settlement of the action in accordance with Subsection 5.6(b).

     Section 5.6 Claims Against the Proprietary Marks.

     (a) Upon any claim of infringement, unfair competition or other challenge to the Representative's right to use any Proprietary Mark, or if the Representative becomes aware of any use of or claims to, any mark, name, logo or any other commercial symbol identical to or confusingly similar to any Proprietary Mark, the Representative will promptly notify the Franchisor in writing within 10 days;

     (b) The Representative will not communicate with anyone except the Franchisor and its counsel about any infringement, challenge or claim except under judicial process. The Franchisor has sole discretion to take action as it deems appropriate in any infringement, challenge or claim, and the sole right to control exclusively any litigation or other proceeding involving any infringement, challenge or claim involving any Proprietary Mark. The Representative must sign all instruments and documents, render all assistance, and do all acts that the Franchisor's attorneys deem necessary or advisable in order to protect and maintain the Franchisor's interest in any litigation or proceeding involving the Proprietary Marks or otherwise to protect and maintain the Franchisor's interests in the Proprietary Marks; provided the Franchisor will reimburse the Representative for the reasonable out-of-pocket expenses incurred and paid by the Representative in complying with these requirements; and

     (c) If the Franchisor deems it advisable in the sole and absolute discretion of the Franchisor, to modify or discontinue the use of any Proprietary Mark and/or use one or more additional or substitute names or marks, including due to the rejection of any pending registration or revocation of any existing registration of any of the Franchisor's Proprietary Marks, the Representative is obligated to do so at his or her sole cost and expense within 30 days of the Franchisor's request.

                                    ARTICLE 6

                          PIZZA PLACE MANUALS AND OTHER
                            CONFIDENTIAL INFORMATION

     Section 6.1 Confidential Use.

     The Representative will at all times treat the Pizza Place Manuals and any other Confidential Information as confidential, and will use his or her best efforts to maintain the Confidential Information as confidential. The Pizza Place Manuals will, at all times, be kept in a secure area at the Representative's offices. The Representative will report the theft, loss or destruction of the Pizza Place Manuals, or any portion of the Manuals, immediately to the Franchisor. Upon the theft, loss or destruction of the Pizza Place Manuals, a replacement set must be purchased by the Representative from the Franchisor at a cost of $200. Moreover, the Representative agrees that designated portions of the Pizza Place Manuals are "trade secrets" held and treated as "trade secrets" by the Franchisor. The Representative will strictly limit access to the Pizza Place Manuals to his or her employees, to the extent they have a "need to know" in order to perform their jobs. The Representative will not at any time, without the Franchisor's written consent, copy, record or otherwise reproduce any part of the Pizza Place Manuals, nor otherwise make the Pizza Place Manuals available to any unauthorized person except as may be required by law, regulation or court order. All current and future principals, employees and agents of the Representative involved in any manner with his or her Business and having access to the Pizza Place Manuals or any other Confidential Information, are required to sign before Initial Representative Training or upon employment, a nondisclosure and noninterference agreement.

     Section 6.2 Sole Property of the Franchisor.

     The Pizza Place Manuals and other Confidential Information at all times is and remains the sole property of the Franchisor. The Representative acquires no right, title or interest to this property under this Agreement except to possess and use the Pizza Place Manuals or other Confidential Information during the Term of, and subject to the restrictions contained in, this Agreement.

     Section 6.3 Periodic Revisions.

     The Franchisor may revise and change the contents of the Pizza Place Manuals and the Representative expressly agrees to comply with each new or changed provision. A new or changed provision is effective on the 30th day (or any longer time as specified by the Franchisor) after written notice from the Franchisor. Revisions to the Pizza Place Manuals are based on what the Franchisor, in its sole discretion, deems is in the best interests of the System, including to promote quality, enhance good will, increase efficiency, decrease administrative burdens, or improve profitability of the Franchisor or its franchisees. The Representative will at all times ensure his or her or its copy of the Pizza Place Manuals contains all updates received by the Representative from the Franchisor. Upon any dispute as to the contents of the Pizza Place Manuals, the terms contained in the Master Copy of each of the Pizza Place Manuals maintained by the Franchisor at the Franchisor's home office is controlling.

     Section 6.4 Prior Information.

     The Representative acknowledges that all Confidential Information received before the Agreement Date was unknown to him or her before the negotiation and signing of this Agreement and that the marketing practices and operating procedures developed by the Franchisor and loaned to the Representative by the Franchisor are unique to the Franchisor. To the extent the Representative receives any Confidential Information after the Agreement Date, and the Representative does not object in writing to the Franchisor within 30 days after receipt that any of the information comprising the Confidential Information should not be considered Confidential Information, then the Representative agrees that he or she is deemed to have irrevocably waived his or her right to make any objection. The Representative agrees that this provision is a material inducement for the Franchisor to enter into this Agreement, and any breach of this provision is a material breach of this Agreement. The Representative will take all other steps necessary, at his or her own expense, to protect the Confidential Information and will not divulge Confidential Information either during, or upon the expiration or termination of, this Agreement without the written consent of the Franchisor.

                                    ARTICLE 7

                              TRANSFER OF INTEREST

     Section 7.1 Transfer by the Franchisor.

     The Franchisor has the absolute right to transfer, assign or delegate all or any part of its rights or obligations under this Agreement to any person without the consent or approval of the Representative. If the Franchisor's transferee assumes the Franchisor's obligations under this Agreement and sends to the Representative written notice of the assignment and assumption, the Representative agrees within 7 days of a request to sign a release of the Franchisor except for known claims against the Franchisor by the Representative and except for any liabilities from which the Franchisor may not be released under any applicable state law. The Franchisor can also transfer its stock, engage in public and private securities offerings, merge, consolidate, acquire other businesses including Competitive Businesses, sell all or substantially all of its assets, borrow money (secured or unsecured), deal in its assets or otherwise operate its business without the consent or approval of the Representative.

     Section 7.2 Transfer by the Representative.

     Personal Rights. The rights and duties in this Agreement are personal to the Representative. The Franchisor has granted this Agreement in reliance on the Representative's business and personal skills, reputation, aptitudes and financial capacity. Accordingly, the Representative agrees that neither the Representative, nor any person with greater than a 10% interest (direct or indirect) in the Representative, may sell, assign, transfer, convey or give (collectively "transfer") any direct or indirect interest in the Representative or in this Agreement without the written consent of the Franchisor (which shall not be unreasonably with held); provided, however, that the Franchisor's written consent is not required for: (i) a transfer of this Agreement by an individual Representative to a corporation, the majority interest of which is and remains owned by the individual Representative; (ii) a transfer of less than a 5% interest in a publicly-held corporation; or (iii) a transfer of any part of any interest in the Representative to another of the original shareholders or partners of the Representative. Any purported transfer by the Representative, by operation of law or otherwise in violation of this Agreement, is null and void and is a material breach of this Agreement, for which the Franchisor may then terminate without opportunity to cure.

                                    ARTICLE 8

                             DEFAULT AND TERMINATION

     Section 8.1 Termination by the Representative.

     If the Representative has substantially complied with this Agreement and the Franchisor materially breaches this Agreement, the Representative has the right to terminate this Agreement effective 10 days after delivery of written notice of termination, if the Franchisor does not cure the breach in 30 days after the Franchisor receives a written notice of default from the Representative, unless the breach cannot reasonably be cured in 30 days, in which case the Representative has the right to terminate this Agreement if, after the Franchisor's receipt of a written notice of default from the Representative, the Franchisor does not in 10 days undertake and continue efforts to cure the breach and continue until completion. Any termination of this Agreement by the Representative other than as provided above, is a wrongful termination by the Representative.

     Section 8.2 Termination by the Franchisor - Without Notice.

     Subject to applicable law, this Agreement automatically terminates without notice or opportunity to cure on the date of the occurrence of any of the following events, which are defaults under this Agreement by the Representative. In addition, the Representative will notify the Franchisor in writing within 3 days of each of the following events: the Representative becomes insolvent or makes a general assignment for the benefit of creditors; a petition in bankruptcy is filed by the Representative or a petition is filed against or consented to by the Representative and the petition is not dismissed within 45 days; the Representative is adjudicated as bankrupt; a bill in equity or other proceeding for the appointment of a receiver of the Representative or other custodian for the Representative's business or assets is filed and consented to by the Representative; a receiver or other custodian (permanent or temporary) of the Representative's business or assets is appointed by any court of competent jurisdiction; proceedings for a composition with creditors under federal or any state law is instituted by or against the Representative; a final judgment in excess of $5,000 remains unsatisfied or of record for 30 days or longer (unless a supersedeas bond is filed); execution is levied against the Representative's operation or property, or suit to foreclose any lien or mortgage against the Premises or assets of the Representative is instituted against the Representative and not dismissed within 45 days; or a substantial portion of real or personal property of the Representative used in the Representative's business, is sold after levy by any sheriff, marshal or constable.

     Section 8.3 Termination by the Franchisor - After Notice.

     The Representative is in default and the Franchisor may, at its option, terminate this Agreement and all rights granted to the Representative under this Agreement, without affording the Representative any opportunity to cure the default, effective immediately upon notice to the Representative, upon the occurrence of any of the following events:

     (a) If the Representative commits any act involving personal dishonesty, bad faith, misfeasance, malfeasance, willful misconduct, or willful violation of any law, rule or regulation (other than a law, rule or regulation involving a traffic violation or similar offense);

     (b) If the Representative, or any of his or her officers, directors, owners or employees is convicted of a felony, a crime of moral turpitude or any other crime or offense that the Franchisor reasonably believes is likely to have an adverse effect on the System, the Proprietary Marks, the good will associated with the System or Proprietary Marks, or the Franchisor's interest in the System or Proprietary Marks unless the Representative immediately and legally terminates that individual as an officer, director, owner or employee of the Representative;

     (c) If the Representative denies the Franchisor the right to inspect his or her business or to audit the sales and accounting records of his or her business;

     (d) If the Representative engages in conduct that is deleterious to or reflects unfavorably on the Representative or the System in that the conduct exhibits reckless disregard for the physical and mental well being of employees, customers, the Franchisor's representatives or the public at large, including battery, assault, sexual discrimination or harassment, racial discrimination or harassment, alcohol or drug abuse or other forms of threatening, outrageous or unacceptable behavior;

     (e) If the Representative, contrary to this Agreement, purports to transfer any rights or obligations under this Agreement, or any interest in a corporate or partnership Representative, to any third party without the Franchisor's written consent as required under this Agreement;

     (f) If the Representative, or any of his or her directors, officers or owners, discloses or divulges in any material respect the contents of the Pizza Place Manuals or other trade secret or Confidential Information provided to the Representative by the Franchisor or its affiliates, in violation of this Agreement;

     (g) If the Representative knowingly maintains false books or records, or knowingly submits any false reports to the Franchisor;

     (h) The Franchisor has received repeated complaints from Franchisees under the Representative's responsibility that in the sole discretion of the Franchisor are justified and are adversely affecting the System;

     (i) The Representative has failed to meet the Minimum Annual Performance Requirement in Subsection 3.4(g) and Exhibit A; or

     (j) If the Representative has received from the Franchisor 3 or more Notices of Default for the same, similar or different defaults during any 12 consecutive-month period, even if the defaults were cured.

     Section 8.4 Termination by the Franchisor - After Notice and Right to Cure.

     Except as otherwise provided in Sections 8.2 and 8.3, the Representative has 30 days after delivery from the Franchisor of a written Notice of Default specifying the nature of the default within which to remedy any default other than as stated in Sections 8.2 and 8.3 and provide evidence of cure satisfactory to the Franchisor. If any default is not cured within that time, or any longer period as applicable law may require, all the rights of the Representative under this Agreement terminate without additional notice to the Representative effective immediately upon the expiration of the 30-day period or any longer period as applicable law may require. In addition to the events specified in Sections 8.2 and 8.3, the Representative is in default under this Section for any failure to comply with any of the requirements imposed by this Agreement, as it may reasonably be revised or supplemented by the Pizza Place Manuals, or to carry out the terms of this Agreement in good faith. The Representative has the burden of proving he or she properly and timely cured any default, to the extent a cure is permitted under this Agreement.

                                    ARTICLE 9

                 OBLIGATIONS UPON TERMINATION BY THE FRANCHISOR

     Upon termination by the Franchisor or expiration of this Agreement, this Agreement and all rights granted under this Agreement to the Representative terminate, and the Sections of this ARTICLE will apply to the rights and obligations of the parties.

     Section 9.1 Payment of Outstanding Amounts.

     The Franchisor may retain all fees paid under this Agreement. In addition, within 10 days after the effective date of the termination or expiration of this Agreement, or any later dates as it is determined that amounts are due to the Franchisor, the Representative will pay to the Franchisor all amounts owed to the Franchisor or its affiliates that are then unpaid. Any fees due and owing the Representative are paid by the Franchisor after offset of any amounts due the Franchisor by the Representative.

     Section 9.2 Discontinue Legal Use of Name.

     The Representative will take all action as may be necessary to cancel any fictitious, trade or assumed name registration, or equivalent registration that contains the name "Pizza Place" or any other trademark, trade name or service mark of the Franchisor or colorable imitation of any trademark, trade name or service mark of the Franchisor. The Representative will furnish the Franchisor with evidence of compliance with this obligation to cancel the registration within 30 days after termination or expiration of this Agreement. If the Representative fails to do so, the Representative appoints the Franchisor as the Representative's attorney-in-fact to do so for the Representative.

     Section 9.3 Return of Materials.

     The Representative will immediately turn over to the Franchisor in an organized manner all materials, including the Pizza Place Manuals, records, files, instructions, correspondence, all materials related to operating a Pizza Place Franchise, including all Authorized Materials and other materials on the solicitation of prospective Franchisees, and all other materials about the operation of a Franchised Business in the Representative's possession or control, and all copies and any other forms of reproductions of any of these materials (all of which are acknowledged to be the sole and exclusive property of the Franchisor), and will retain no copy or record of any of these materials, excepting only the Representative's copy of this Agreement and related agreements and of correspondence between the parties, copies of all Franchise Agreements with the Franchisees in the Area entered into during the Term, and copies of any other documents that the Representative reasonably needs for compliance with any law. The Franchisor will reimburse the Representative for the reasonable cost of shipping the materials to the Franchisor promptly after receipt of invoices or other reasonable evidence of these costs.

     Section 9.4 Loss of Exclusivity; Cessation of Sales; Cessation of Services.

     (a) Upon the expiration of this Agreement, the Representative will: (i) cease selling Franchises for the Franchisor; (ii) cease using all advertising materials, forms and other materials bearing the Franchisor's Proprietary Marks;
(iii) cease holding himself or herself out as a representative of the Franchisor; and (iv) take all steps necessary to disassociate himself or herself from the Franchisor. As to all existing Franchises under Franchise Agreements, the Representative will continue to service the Franchises as required in this Agreement for 2 years after termination and will receive the Continuing Payments as stated in Subsection 4.2(c). The Franchisor is free to sell new Franchises, enter into new area representative agreements or other arrangements in the Area without additional obligation to the Representative.

     (b) Upon the early termination of this Agreement due to the Representative's default, the Representative will: (i) cease selling Franchises for the Franchisor; (ii) cease using all advertising materials, forms and other materials bearing the Franchisor's Proprietary Marks;

(iii) cease holding himself or herself out as a representative of the Franchisor; and (iv) take all steps necessary to disassociate himself or herself from the Franchisor. At the option of the Franchisor, the Representative will cease providing services to Franchises. In this event the Representative is not entitled to any Continuing Payments. The Franchisor is free to sell new Franchises, renew existing Franchises, enter into area representative agreements or other arrangements within the Area without additional obligation to the Representative.


                                   ARTICLE 10

                   INDEPENDENT COVENANTS OF THE REPRESENTATIVE

     Section 10.1 Devotion to the Sale and Servicing of Franchises.

     The Representative agrees that during the Term, except as otherwise approved in writing by the Franchisor, the Representative will faithfully, honestly and diligently devote all necessary time, energy and best efforts to the sale and servicing of Franchises and the business of the Franchisor and refrain from engaging in any business or other activity that will conflict with his or her obligations under this Agreement, whether or not the activity is pursued for gain, profit, or other pecuniary advantage; provided, however, that this will not be construed as preventing the Representative from investing his or her personal assets in businesses that do not compete with the Franchisor where the form or manner of the investment will or will not require services on the part of the Representative in the operation of the business in which the investments are made.

     Section 10.2 Diversion of Business; Competition With the Franchisor; and Interference.

     The Representative agrees that the Franchisor would be unable to protect the Confidential Information against unauthorized use or disclosure and would be unable to encourage a free exchange of ideas and information among the representatives and Franchisees within the System if representatives were permitted to hold interests in any Competitive Business.

     (a) In-Term. The Representative agrees that during the Term except as otherwise approved in writing by the Franchisor, the Representative will not:

          (i) directly or indirectly, solicit or otherwise attempt to induce, by combining or conspiring with, or attempting to do so, or in any other manner influence any Business Affiliate of the Franchisor to terminate or modify his, her or its position as an employee, officer, director, agent, consultant, representative, contractor, supplier, distributor, franchisee or business contact with the Franchisor or to compete against the Franchisor;

          (ii) directly, as owner, officer, director, employee, agent, lender, franchisee or in any other capacity be connected in any manner with the ownership, management, operation or control of or conduct a Competitive Business (this restriction does not apply to a 5% or less beneficial interest in a publicly-held corporation); and

          (iii) in addition to, and not in limitation of the other provisions of this Section, the Representative will not in any manner interfere with, disturb, disrupt, decrease or otherwise jeopardize the business of the Franchisor or any of its representatives or franchisees.

     (b) Post-Term. The Representative also agrees that for a 24-month period after the termination or expiration of this Agreement, except as otherwise approved in writing by the Franchisor, that the Representative will not:

          (i) directly, solicit or otherwise attempt to induce, by combining or conspiring with, or attempting to do so, or in any other manner influence any Business Affiliate of the Franchisor to terminate or modify his, her or its business relationship with the Franchisor or to compete against the Franchisor;

          (ii) directly, as owner, officer, director, employee, agent, lender, franchisee or in any other similar capacity be connected in any manner with the ownership, management, operation or control, or conduct of a Competitive Business within 5 miles of any Franchised Business then in operation or under construction (this restriction does not apply to a 5% or less beneficial interest in a publicly-held corporation); and

          (iii) in any manner interfere with, disturb, disrupt, decrease or otherwise jeopardize the business of the Franchisor or any of its other franchisees.

     (c) The Representative agrees that the length of the term and geographical restrictions contained in this Agreement are fair and reasonable and not the result of overreaching, duress or coercion of any kind. The Representative agrees that his or her full, uninhibited and faithful observance of each of the covenants in this Section will not cause any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained in this Section will not impair his or her ability to obtain employment commensurate with his or her abilities and on terms fully acceptable to him or her or otherwise to obtain income required for the comfortable support of him or her and his or her family, and the satisfaction of the needs of his or her creditors.

     (d) The Representative agrees that to disregard the provisions of this
ARTICLE 10 would effectively foreclose the Franchisor from selling another franchise in the Area and other areas and the Representative could ride freely and unfairly on the laurels of good will of and training from the Franchisor. Moreover, the franchisees and Company-Owned Units within the

System could be severely disadvantaged if the Representative competes, without authorization, against them using the Proprietary Marks and other Confidential Information of the System. Therefore, it is the manifest intent of the Representative and the Franchisor that, if any court finally holds that the time or territory or any other provision in this Section is an unreasonable restriction upon the Representative, the Representative agrees that the provisions of this Agreement will not be rendered void, but will apply as to time and territory or to any other extent as the court may judicially determine or indicate is a reasonable restriction under the circumstances involved.

     (e) The Representative agrees that the restrictions on activities in this Agreement are required for the Franchisor's reasonable protection. The Representative agrees that upon the violation by him or her of any of the provisions of this Agreement, the Franchisor is entitled, if it so elects, to institute and prosecute proceedings at law or in equity to obtain damages for the violation or to enforce the specific performance of this Agreement by the Representative or to enjoin the Representative from engaging in any activity in violation of this Agreement.

     Section 10.3 Independent Covenants.

     The parties agree that the covenants in this ARTICLE will be construed as independent of any other covenant or provision of this Agreement. The Representative agrees that the existence of any claim he or she may have against the Franchisor, whether or not under this Agreement, is not a defense to the enforcement of the these covenants by the Franchisor.


                                   ARTICLE 11

                   INDEPENDENT CONTRACTOR AND INDEMNIFICATION

     Section 11.1 Independent Status.

     The parties agree that this Agreement does not create a fiduciary relationship between them. The Representative is an independent contractor, and nothing in this Agreement is intended to constitute either party a legal representative, subsidiary, joint venturer, partner, employee, affiliate or servant of the other party for any purpose. The parties agree that nothing in this Agreement authorizes either party to make any contract, agreement, warranty or representation on the other party's behalf, or to incur any debt or other obligation in the other party's name. Neither party will assume liability for, or be liable under this Agreement as a result of, any action, or by reason of any act or omission of the other party or any claim or judgment from any act or omission of the other party. The Franchisor has no control over the terms of employment of the Representative's employees or of their activities or control over the day-to-day operations of his or her business. Neither the Representative nor his or her employees are bound by any rules, regulation or policies applicable to the Franchisor's employees. The Representative is free to exercise his or her own independent business judgment in determining the methods to be used in performing his or her duties under this Agreement, including those related to the hours of operation, the location of the Representative's office, and the type of advertising to be used in soliciting prospective Franchisees.

     Section 11.2 Indemnification.

     (f) The Franchisor will defend fully, protect, indemnify and hold harmless the Representative from every claim, demand or cause of action and all liability, cost or expense (including reasonable attorneys' fees, costs and expenses incurred in the defense of the Representative, even if incident to appellate, post-judgment and bankruptcy proceedings), that may be asserted by a Franchisee or a prospective Franchisee from a violation of federal and state franchise laws due to the alleged failure of the Franchisor to comply with the requirements of franchise registration and disclosure, where failure is not due to the Representative's sales activities such as failure to deliver timely the FOC or alleged representations or misrepresentations by the Representative.

     (g) The Representative will defend fully, protect, indemnify and hold harmless the Franchisor from every claim, demand or cause of action and all liability, cost or expense (including reasonable attorneys' fees, costs and expenses incurred in defense of the Franchisor, even if incident to appellate, post-judgment or bankruptcy proceedings) that may be made or asserted by a Franchisee, a prospective Franchisee or any third party and the performance by the Representative under this Agreement. Also, the Representative will indemnify and hold harmless the Franchisor from all fines, suits, proceedings, claims, demands or actions of any nature, or from anyone whomsoever involving the Representative's operation of a Pizza Place business. At the election of the Franchisor, the Representative will contest and defend the Franchisor against any claims of liability against the Franchisor. The Franchisor will have the right, through counsel of its choice, to control the defense or response to any claim to the extent it could affect the Franchisor financially. The Franchisor has the right to defend any claim against it in any manner as the Franchisor deems appropriate or desirable in its sole discretion. This indemnity obligation continues in effect after the expiration or termination of this Agreement.

                                   ARTICLE 12

                         REPRESENTATIONS AND WARRANTIES

     Section 12.1 No Reliance.

     Except as expressly provided to the contrary in this Agreement, the Franchisor makes no representations, warranties or guarantees upon which the Representative may rely, and assumes no liability or obligation to the Representative, by providing any waiver, approval, consent or suggestion to the Representative in this Agreement, or by reason of any neglect, delay or denial of any request therefor unless the conduct would otherwise be a breach of an express obligation of the Franchisor under this Agreement.

     Section 12.2 Representations of the Franchisor.

     The Franchisor makes the following representations and warrants to the Representative, which will be true and correct upon the Agreement Date and throughout the Term:

     (a) Organization. The Franchisor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and qualified to do business in the State of Florida.

     (b) Authorization. The Franchisor has the corporate power to sign, deliver, and carry out the terms of this Agreement. The Franchisor has taken all necessary action to obtain the power to sign, deliver and carry out the terms of this Agreement. This Agreement has been duly authorized, signed and delivered by the Franchisor and is a valid, legal and binding agreement and obligation under the terms of this Agreement, except as may be limited by applicable bankruptcy, insolvency, reorganization and other laws and equitable principles affecting creditors' rights.

     (c) No Violation. Performance by the Franchisor of its obligations under the Agreement will not result in: (i) the breach of any term of, or be a default under any contract or agreement to which the Franchisor is a party or by which it is bound, or be an event that, with notice, lapse of time or both, would result in a breach or event of default; nor (ii) result in the violation by the Franchisor of any statute, rule, regulation, ordinance, code, judgment, order, injunction or decree.

     Section 12.3 Representations of the Representative.

     The Representative makes the following representations and warranties to the Franchisor, which will be true and correct upon the Agreement Date and throughout the Term:

     (a) Authorization. The Representative has the power to sign, deliver, and carry out the terms of this Agreement. The Representative has taken all necessary action to obtain the power to sign, deliver and carry out the terms of this Agreement. This Agreement has been duly authorized, signed and delivered by the Representative and is a valid, legal and binding agreement and obligation under the terms of this Agreement, except as may be limited by applicable bankruptcy, insolvency, reorganization and other laws and equitable principles affecting creditors' rights.

     (b) No Violation. Performance by the Representative of his or her obligations under this Agreement will not result in: (i) the breach of, or be a default under, any contract, agreement or other commitment to which the Representative is a party or by which he or she is bound, or be an event that, with notice, lapse of time or both, would result in a breach or event of default; nor (ii) result in the violation by the Representative of any statute, rule, regulation, ordinance, code, judgment, order, injunction or decree.

     (c) True Copies. Copies of all documents required to be furnished by the Representative to the Franchisor will be true and correct copies of the documents, including all amendments or modifications to the documents and all written representations made by the Representative, in any application, financial statement or other document submitted to the Franchisor to obtain this Agreement or otherwise contain no misleading or incorrect statement or material omissions.

     (d) Affidavit. The Affidavit attached as Exhibit B is true and correct in all respects. The Representative agrees that this affidavit will be relied upon by the Franchisor and its franchise counsel to complete its FOC and for state franchise registration purposes.


                                   ARTICLE 13

                  MEDIATION AND ARBITRATION; INJUNCTIVE RELIEF

     Section 13.1 Mediation and Arbitration.

     (a) In any dispute under this Agreement, before any arbitration proceeding taking place, either party may, at its option, submit the controversy or claim to non-binding mediation before Franchise Arbitration and Mediation, Inc. ("FAM"), or other mutually agreeable mediator and both parties will sign a suitable confidentiality agreement. Upon submission, the obligation to attend mediation in accordance with FAM is binding on both parties.

     (b) Except as specifically modified by this Section and excepting matters involving provisional remedies in Section 13.2, any controversy or claim arising out of this Agreement, or any breach of this Agreement, including any claim that this Agreement, or any part of this

Agreement, is invalid, illegal or otherwise voidable or void, will be submitted to arbitration: (i) before and in accordance with the arbitration rules of FAM; or (ii) if FAM is unable to conduct the arbitration for any reason or if both parties agree, the claim will be submitted before the American Arbitration Association in accordance with its commercial arbitration rules, or any other mutually agreeable arbitration association.

     (c) The provisions of this Section are construed as independent of any other provision of this Agreement; however, if a court of competent jurisdiction determines that any provisions are unlawful in any way, the court will modify or interpret the provisions to the minimum extent necessary to have them comply with the law. All issues of arbitrability or the enforcement of the agreement to arbitrate contained in this Agreement are governed by the United States Arbitration Act (9 U.S.C. ss. 1 et seq.) and the federal common law of arbitration, rather than under any other governing law.

     (d) Judgment upon an arbitration award may be entered in any court having competent jurisdiction and is binding, final and non-appealable. The Franchisor and the Representative (and their respective owners) waive to the fullest extent permitted by law, any right to or claim for any punitive or exemplary damages against the other and agree that upon a dispute between them each is limited to the recovery of any actual damages sustained by him, her or it.

     (e) Before any arbitration proceeding taking place, the Franchisor or the Representative may, at its, his or her respective option, elect to have the arbitrator conduct, in a separate proceeding before the actual arbitration, a preliminary hearing, at which hearing testimony and other evidence may be presented and briefs may be submitted, including a brief stating the then applicable statutory or common law methods of measuring damages for the controversy or claim being arbitrated.

     (f) This arbitration provision is self-executing and remains in full force and effect after the expiration or termination of this Agreement. If either party fails to appear at any properly noticed arbitration proceeding, an award may be entered against that party by default or otherwise.

     (g) Mediation and/or arbitration will take place in the county and state where the Franchisor's principal place of business is then located.

     (h) The Franchisor and the Representative agree that no action (whether for arbitration, damages, injunctive, equitable or other relief, including rescission) will be maintained by any party to enforce any liability or obligation of the other party, whether from this Agreement or otherwise, unless brought before the expiration of the earlier of one year from the occurrence of the facts creating the claims or within 90 days from either the actual discovery of the facts creating the claims or from the date on which the party should have, in the exercise of reasonable diligence, discovered the facts.

     (i) The obligation to mediate or arbitrate is not binding upon either party for claims on the Franchisor's trademarks, service marks, other Proprietary Marks, patents, or copyrights; claims related to any lease or sublease of real property between the parties or their related entities; requests for temporary restraining orders, preliminary injunctions or other procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute between the parties.

     (j) The prevailing party is entitled to receive from the non-prevailing party its, his or her costs for the arbitration proceeding, including arbitrator's fees, attorneys' fees and costs, witness fees, transcription fees, etc. and sales and use taxes on the above, if any.

     (k) The Representative agrees that arbitration between the Franchisor and the Representative will be of the Franchisor's and the Representative's individual claims, and that none of the Representative's claims will be arbitrated on a class-wide basis.

     Section 13.2 Injunctive Relief; Specific Performance.

     (a) The Representative agrees that upon a breach or threatened breach of any of the terms of this Agreement by the Representative, the Franchisor is entitled to an injunction restraining the breach and/or to a decree of specific performance, without showing or proving any actual damage, together with recovery of reasonable attorneys' fees and costs incurred in obtaining equitable relief until a final and binding determination is made by the court. This equitable remedy is in addition to, and not in lieu of, all remedies or rights that the Franchisor may otherwise have by virtue of any breach of this Agreement by the Representative.

     (b) The Franchisor is entitled to seek injunctive relief without the posting of any bond or security to obtain the entry of temporary and permanent injunctions and orders of specific performance enforcing the provisions of this Agreement on the Representative's use of the Proprietary Marks, the obligations of the Representative upon termination or expiration of this Agreement, any transfers restricted under this Agreement concerning interests in the Representative, its business and this Agreement, the assignment or proposed assignment of its business, this Agreement or any ownership interest in the Representative (and if a bond is nevertheless required by a court of competent jurisdiction, the parties agree that the sum of $100 is a sufficient bond).

     (c) The Representative agrees that the Franchisor may, in addition to any other available remedies, obtain an injunction to terminate or prevent the continuance of any existing default or violation, and/or to prevent the occurrence of any threatened default by the Representative of this Agreement.

                                   ARTICLE 14

                                      TERM

     Section 14.1 Term.

     The Term of this Agreement runs for 10 years from the Agreement Date, unless sooner terminated under ARTICLE 10. The conditions under which the Representative will have the opportunity of obtaining a Successor Pizza Place Area Representative Agreement at the expiration of this Agreement are stated in
Section 14.2.

     Section 14.2 Option to Obtain Successor Pizza Place Area Representative
                  Agreement.

     (a) The Representative is granted options to obtain Successor Pizza Place Area Representative Agreements in 10-year term increments on the following conditions which must be met at the time the option is exercised and immediately before the beginning of the Succeeding Term, unless another time is specified, in order to obtain a Successor Pizza Place Area Representative Agreement:

          (i) The Representative gives the Franchisor written notice of his or her intention to exercise his or her option to obtain a Successor Pizza Place Area Representative Agreement by submitting his or her application for a Successor Pizza Place Area Representative Agreement between 9 months and 12 months before the end of the Term;

          (ii) The Representative is not in default of any provision of this Agreement, or any other agreement between the Representative and the Franchisor or its affiliates;

          (iii) The Representative, within 30 days before the expiration of the Term, signs and delivers to the Franchisor the Franchisor's then current form of Pizza Place Area Representative Agreement. There will be NO FEE charged for successive terms. Upon signing and delivery by the Franchisor and the expiration of the Initial Term, the Successor Pizza Place Area Representative Agreement supersedes in all respects this Agreement, and the terms of which may differ from the terms of this Agreement; and

          (iv) The Representative has complied with the Franchisor's then current qualification and training requirements.

     (b) If the Representative has not met all of the conditions in Subsection
14.2 (a), the

Franchisor may elect not to enter into a Successor Pizza Place Area Representative Agreement if it provides the Representative with written notice of its intention not to enter before the expiration of this Agreement.


                                   ARTICLE 15

                                   DEFINITIONS

     Section 15.1 Definitions

     As used in this Agreement, the Exhibits attached and any other document signed incidental to this Agreement and any exhibits to these documents, the following terms have the following meanings:

     "Agreement" means this Pizza Place Area Representative Agreement, as amended, supplemented or otherwise modified by an agreement in writing signed by the Representative and the Franchisor under Section 16.2.

     "Agreement Date" means the signing date of this Agreement.

     "Area" means the Representative's area of responsibility where he or she may sell Franchises as stated in Section 1.2.

     "Authorized Materials" means: (i) those written or recorded materials provided by the Franchisor to the Representative for purposes of soliciting prospective Franchisees, including the FOC, Franchise Agreement and exhibits, brochures and applications; (ii) written or recorded materials prepared by the Representative upon the specific written request of, or that have previously been approved in writing by the Franchisor; and (iii) general written correspondence prepared by the Representative that is based upon, and not inconsistent with (i) or (ii) above, nor inconsistent with policies and procedures of the Franchisor stated in this Agreement and otherwise in writing by the Franchisor. No materials are considered Authorized Materials if the Franchisor has notified the Representative (or the Representative is otherwise aware) that the materials are no longer Authorized Materials; the materials are not current or are misleading and the Franchisor has notified the Representative (or the Representative is otherwise aware) that the materials are no longer correct or are misleading; or the materials later become inconsistent with facts, policies or procedures the Franchisor states in writing to the Representative. The Representative will make no representations that would not, if written, be Authorized Materials.

     "Business" means the Pizza Place Franchise a Franchisee is authorized to establish and operate under the Franchise Agreement.

     "Business Affiliate" means any employee, officer, director, agent, consultant, representative, contractor, supplier, distributor, franchisee or other business contact of the Franchisor.

     "Business Day" means a day other than Saturday, Sunday or a U.S. national holiday.

     "Competitive Business" means a business in competition with the Franchisor or any of its franchisees, that is engaged, wholly or partially, directly or indirectly, in the sale of pizza through kiosk or mobile unit.

     "Confidential Information" means all information, knowledge, know-how and technologies that the Franchisor designates as confidential, proprietary or trade secrets including the Pizza Place Manuals, financial information, marketing strategies and marketing programs.

     "Continuing Payments" means the payments to the Representative stated in Subsection 4.2(c).

     "Designee" means one or more representatives of the Franchisor who are independent contractors and are appointed by the Franchisor to perform certain of the Franchisor's duties under this Agreement or as stated in ARTICLE 4 of the Franchise Agreement.

     "Enforcement Costs" means the costs stated in Section 16.8.

     "FAM" means Franchise Arbitration and Mediation, Inc.

     "FOC" means the Franchisor's current Franchise Offering Circular (Single-Unit) and all exhibits and supplements.

     "Franchise" means the rights granted to a Franchisee under Pizza Place Franchise Agreement.

     "Franchise Agreement" means the Pizza Place Franchise Agreement signed between the Franchisor and a Franchisee.

     "Initial Training" means the training stated in Section 2.1.

     "Notice of Default" means the notices stated in Section 8.4.

     "Option Fee" means the fee stated in Subsection 14.2(a)(iii).

     "Pizza Place Manuals" means all manuals produced by, or for the benefit of, the Franchisor and loaned to the Representative, now existing or later produced, and any revisions to these manuals prepared for the internal use of the Franchised Business.

     "Proprietary Marks" means the trade name and logo "Pizza Place" and all other trademarks, service marks, trade names, logos and commercial symbols presently owned by the Franchisor or its affiliates or later acquired or adopted by the Franchisor as part of the System.

     "Representative Fee" means the fee stated in Section 4.1.

     "Royalty Fee" means the fee stated in Subsection 3.1(b) of the Franchise Agreement.

     "Royalty Payment" means the payment to the Representative stated in Subsection 4.2(b).

     "System" means the Franchisor's system for operating a Pizza Place Kiosk. The System includes specific standards and procedures and Proprietary Property that may be changed.

     "Term" means the term of the Agreement stated in Section 14.1.

     "Turnkey Package Fee" means the fee stated in Subsection 3.1(a) of the Franchise Agreement.

     "Turnkey Package Fee Payment" means the fee stated in Subsection 4.2(a).

     Section 15.2 Other Definitional Provisions.

     (c) All of the terms defined in this Agreement have these defined meanings when used in other documents issued under, or delivered under this Agreement unless the context otherwise requires or unless specifically otherwise defined in the other document; and

     (d) The term "person" includes any corporation, partnership, estate, trust, association, branch, bureau, subdivision, venture, associated group, individual, government, institution, instrumentality and other entity, enterprise, association or endeavor of every nature and kind.

                                   ARTICLE 16

                               GENERAL PROVISIONS

     Section 16.1 SUCCESS OF THE REPRESENTATIVE'S BUSINESS.

     THE REPRESENTATIVE AGREES THAT THE SUCCESS OF THE BUSINESS VENTURE CONTEMPLATED BY THIS AGREEMENT DEPENDS PRIMARILY UPON THE ABILITY OF THE REPRESENTATIVE AS AN INDEPENDENT BUSINESS OWNER. THE REPRESENTATIVE AGREES THAT NEITHER THE FRANCHISOR NOR ANY OTHER PERSON HAS GUARANTEED OR WARRANTED THAT THE REPRESENTATIVE WILL SUCCEED IN THE OPERATION OF HIS OR HER BUSINESS OR HAS PROVIDED ANY SALES OR INCOME PROJECTIONS OF ANY KIND TO THE REPRESENTATIVE. THE REPRESENTATIVE AGREES THAT THERE HAVE BEEN NO REPRESENTATIONS, PROMISES, GUARANTEES OR WARRANTIES OF ANY KIND MADE BY THE FRANCHISOR TO INDUCE THE REPRESENTATIVE TO SIGN THIS AGREEMENT. THE REPRESENTATIVE AGREES THAT THE REPRESENTATIVE HAS REVIEWED THE FOC AND HAS RECEIVED ALL INFORMATION THAT, IN THE OPINION OF THE REPRESENTATIVE, IS NECESSARY FOR THE REPRESENTATIVE TO DECIDE WHETHER TO ENTER INTO THIS AGREEMENT.

     Section 16.2 Amendments.

     Except as specifically provided in this Agreement, the provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a written document signed by the party as to whom enforcement of any amendment, supplement, waiver or modification is sought and making specific reference to this Agreement. The President of the Franchisor has the authority to sign any amendment for the Franchisor. No other officer, employee or agent of the Franchisor has authority to sign any amendment. This Section is expressly subject to Section 16.5.

     Section 16.3 Binding Effect.

     All of the terms of this Agreement, whether so expressed or not, are binding upon, benefit of, and are enforceable by the parties and their respective personal representatives, legal representatives, heirs, successors and permitted assigns.

     Section 16.4 Notices.

     All notices, requests, consents and other communications required or permitted under this Agreement will be in writing (including telex, telecopied and telegraphic communication) and will be (as elected by the person giving notice) hand delivered by messenger or courier service, telecopied, telecommunicated, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:

If to the Franchisor:                      With a copy to:

American Kiosk Corporation                 Keith J. Kanouse, Esq.
4400 PGA Boulevard, Suite 500              Keith J. Kanouse, P.A.
Palm Beach Gardens, FL 33410               2424 North Federal Highway, Suite 353
Attn:  Richard J. Michael, President       Boca Raton, FL 33431

If to the Representative:

Michael M. Morgan Sr., or Arthur G. Scott
498 Palm Springs Drive Suite 100
Altamonte Springs, Florida 32701



or to any other address as any party may designate by notice complying with the terms of this Section. Each notice is deemed delivered: (a) on the date delivered if by personal delivery; (b) on the date telecommunicated if by telecopy or telegraph; (c) on the date of transmission with confirmed answer back if by telex, telefax or other telegraphic method; and (d) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, if mailed.

     Section 16.5 Headings.

     The headings and subheadings in this Agreement are for convenience of reference only, are not to be considered a part of this Agreement and do not limit or otherwise affect in any way the meaning or interpretation of this Agreement.

     Section 16.6 Severability.

     (a) If any provision of this Agreement or any other agreement entered into this Agreement is contrary to, prohibited by or deemed invalid under applicable law or regulation, that provision will be inapplicable and omitted to the extent so contrary, prohibited or invalid, but the remainder of this Agreement will not be invalidated and will be given full force and effect so far as possible. If any provision of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, the provision has the meaning that renders it valid and enforceable.

     (b) If any applicable and binding law or rule of any jurisdiction requires a greater notice of the termination or non-renewal of this Agreement than is required under this Agreement, or the taking of some other action not required under this Agreement, or if under any applicable and binding law or rule of any jurisdiction, any provision of this Agreement or any specification, standard or operating procedure required by the Franchisor is invalid or unenforceable, the notice and/or other action required by the law or rule is substituted for the comparable provisions of this Agreement. The Franchisor has the right, in its sole discretion, to modify the invalid or unenforceable provision, specification, standard or operating procedure to the extent required to be valid and enforceable.

     Section 16.7 Waivers.

     The failure or delay of any party at any time to require performance by another party of any provision of this Agreement, even if known, does not affect the right of that party to require performance of that provision or to exercise any right, power or remedy under this Agreement. Any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of that provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement. No notice to or demand on any party in any case will, of itself, entitle that party to any other or additional notice or demand in similar or other circumstances.

     Section 16.8 Enforcement Costs.

     If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in any provisions of this Agreement, the successful or prevailing party is entitled to recover reasonable attorneys' fees, court costs and all expenses even if not taxable as court costs (including all fees, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that action or proceeding, in addition to any other relief to which the party may be entitled. Attorneys' fees include paralegal fees, administrative costs, investigative costs, costs of expert witnesses, court reporter fees, sales and use taxes, if any, and all other charges billed by the attorneys to the prevailing party. If the Franchisor engages legal counsel for any failure by the Representative to pay when due any monies owed under this Agreement or submit when due any reports, information or supporting records, or for any failure otherwise to comply with this Agreement, the Representative must reimburse the Franchisor for any of the above-listed expenses incurred by it.

     Section 16.9 Jurisdiction and Venue.

     Each of the parties irrevocably and unconditionally (a) agrees that any suit, action or legal proceeding arising from this Agreement must be brought in the District Court of the United States, in the district where the principal place of business of the Franchisor is then located or, if this court lacks jurisdiction, the courts of record of the state and county where the principal place of business of the Franchisor is then located; (b) consents to the jurisdiction of each court in any suit, action or proceeding; (c) waives any objection that it, he or she may have to the laying of venue of any suit, action or proceeding in any of these courts; and (d) agrees that service of any court paper may be effected on the party by mail at the last known address, as provided in this Agreement, or in any other manner as may be provided under applicable laws or court rules in the state in which the principal place of business of the Franchisor is then located.

     Section 16.10 Remedies Cumulative.

     Except as otherwise expressly provided in this Agreement, no remedy in this Agreement conferred upon any party is intended to be exclusive of any other remedy. Every remedy is cumulative and is in addition to every other remedy given under this Agreement or now or later existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right or remedy under this Agreement precludes any other or additional exercise of any right or remedy.

     Section 16.11 Effectiveness; Counterparts.

     This Agreement is not effective or binding and enforceable against the Franchisor until it is accepted by the Franchisor at its home office in Palm Beach Gardens, Florida and signed by the President of the Franchisor. No other officer, employee or agent of the Franchisor has authority to accept and/or sign this Agreement for the Franchisor and the Representative is advised not to incur any expenses under this Agreement until the Representative has received a final signed copy of this Agreement from the Franchisor's home office signed by its President. This Agreement may be signed in one or more counterparts, each of which is deemed an original, but all of which together are one and the same instrument. Confirmation of signing by telex or by telecopy or telefax of a facsimile signature page is binding upon any party to the confirmation.

     Section 16.12 Consents, Approvals and Satisfaction.

     All consents or approvals required of the Franchisor are not binding upon the Franchisor unless the consent or approval is in writing and signed by the President of the Franchisor. No other officer, employee or agent of the Franchisor has authority to sign any consent or approval for the Franchisor. The Franchisor's consent or approval, whenever required, may be withheld if any default by the Representative exists under this Agreement, or unless the Agreement expressly states otherwise, for any other reason in the sole discretion of the Franchisor. If the satisfaction of the Franchisor is required in this Agreement, unless the Agreement expressly states otherwise, the satisfaction is determined in the sole discretion of the Franchisor.

     Section 16.13 Governing Law.

     Except to the extent governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. ss.ss.1051 et seq., or the United States Arbitration
Act, 9 U.S.C. ss.ss.1 et seq.), this Agreement and any other agreement between the parties and all transactions contemplated by this Agreement are governed by, and construed and enforced in accordance with, the internal laws of the State of Florida without regard to principles of conflicts of laws.

     Section 16.14 Interpretation.

     Each of the parties agree that it, he or she has have been or has had the opportunity to have been represented by its, his or her own counsel throughout the negotiations and at the signing of this Agreement and all of the other documents signed incidental to this Agreement and, therefore, it, he or she will not, while this Agreement is effective or after its termination, claim or assert that any provisions of this Agreement or any of the other documents should be construed against the drafter of this Agreement or any of the other documents.

     Section 16.15 Entire Agreement.

     This Agreement, its Exhibits and all other written agreements related to this Agreement and expressly referenced in this Agreement, represent the entire understanding and agreement between the parties on the subject matter of this Agreement, and supersede all other negotiations, understandings and representations, if any, made between the parties. No representations, inducements, promises or agreements, oral or otherwise, if any, not embodied in this Agreement are of any effect.

     Section 16.16 Survival.

     All obligations of the Franchisor and the Representative that expressly or by their nature survive the expiration or termination of this Agreement, continue in full force and effect after its expiration or termination and until they are satisfied or by their nature expire.

     Section 16.17 Force Majeure.

     Neither the Franchisor nor the Representative is liable for loss or damage or deemed to be in breach of this Agreement if its, his or her failure to perform its, his or her obligations results solely from the following causes beyond its, his or her reasonable control, specifically: (a) transportation shortages, inadequate supply of equipment, merchandise, supplies, labor, material, or energy, or voluntarily waiving the right to acquire or use any of these causes in order to accommodate or comply with the orders, requests, regulations, recommendations, or instructions of any federal, state, or municipal government or any department or agency of any federal, state or municipal government; (b) compliance with any law, ruling, order, regulation, requirement, or instruction of any federal, state, or municipal government or any department or agency of any federal, state or municipal government; or (c) war, strikes, natural disaster or acts of God. Any delay resulting from any of these causes extend performance accordingly or excuse performance, as may be reasonable.

     Section 16.18 Third Parties.

     Except as provided in this Agreement to the contrary for any affiliates of the Franchisor, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties and their respective personal representatives, other legal representatives, heirs, successors and permitted assigns. Except as provided in this Agreement to the contrary for any Designee of the Franchisor, nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor does any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

     IN WITNESS WHEREOF, the parties have signed and delivered this Agreement on the Agreement Date.

Witnesses:                                     REPRESENTATIVE:


--------------------------------               ---------------------------------
                                               Michael M. Morgan, Sr.



--------------------------------               ---------------------------------
                                               Arthur G. Scott


                                                     FRANCHISOR:

                                                     AMERICAN KIOSK CORPORATION



                                               By:
--------------------------------                 -------------------------------
                                               Richard J. Michael, President


--------------------------------

STATE OF FLORIDA

COUNTY OF

     This instrument was signed before me on ______________, 199____, by ____________________, who personally appeared before me at the time of notarization.

NOTARY PUBLIC - STATE OF FLORIDA
                                           sign
                                                 -------------------------------
                                           print
                                                 -------------------------------
              Personally Known ____ OR Produced Identification ____

                        Type of Identification Produced:

                  ---------------------------------------------

My Commission Expires:


STATE OF FLORIDA

COUNTY OF

     This instrument was signed before me on ______________, 199____, by _________________________, who personally appeared before me at the time of notarization.

NOTARY PUBLIC - STATE OF FLORIDA
                                           sign
                                                 -------------------------------
                                           print
                                                 -------------------------------

              Personally Known ____ OR Produced Identification ____

                        Type of Identification Produced:

                  ---------------------------------------------

My Commission Expires:

STATE OF FLORIDA

COUNTY OF PALM BEACH

     This instrument was signed before me on ______________, 19___, by Richard
J. Michael, as President of American Kiosk Corporation, a Delaware corporation, for the corporation. He personally appeared before me at the time of notarization.

NOTARY PUBLIC - STATE OF FLORIDA:

                                           sign
                                                 -------------------------------
                                           print
                                                 -------------------------------

             Personally Known _____ OR Produced Identification _____

                        Type of Identification Produced:

                   ------------------------------------------

My Commission Expires:

             Exhibit A to Pizza Place Area Representative Agreement

                              PERFORMANCE SCHEDULE


                                         Number of Units
    Year                         to be sold in Each Year             Total Units
    ----                         -----------------------             -----------

             , 1998                  _____0                            _____0

             , 1999                  ____15                            ____15

             , 2000                  ____20                            ____35

             , 2001                  ____25                            ____60

             , 2002                  ____30                            ____90

             , 2003                  ____40                            ___130

             , 2004                  ____50                            ___180

             , 2005                  ____50                            ___230

             , 2006                  ____50                            ___280

             , 2007                  ____40                            ___320

             , 2008                  ____40                            ___360

             Exhibit B to Pizza Place Area Representative Agreement

                         AREA REPRESENTATIVE'S AFFIDAVIT
                         RE: FRANCHISE OFFERING CIRCULAR

STATE OF _____________ )
                       )       ss.
COUNTY OF ____________ )

         BEFORE ME, the undersigned personally appeared, who being first duly sworn on oath, deposes and says:


         1. My full name is: __________________________________________________.

         2. My business address and telephone number are:

                                           _______________________________

                                           _______________________________

                                           _______________________________

                                            (      ) _____ - ____________

         3. My home address and telephone number are:


                                           _______________________________

                                           _______________________________

                                            (      ) _____ - ____________

         4. My present employer is: ___________________________________________.

         5. My present title is: ______________________________________________.

         6. My social security number is:  ________ - ________ - ______________.

         7. My birth date is: ________ / _________ / __________

         8. The attached Employment History fully and accurately discloses my principal occupations, titles and the names and locations of prior employers, and the beginning and ending dates of each employment, including month and year, during the 5 years before the date of this Affidavit.

         9. There are no administrative, criminal, arbitration or civil actions (or a material action irrespective of allegations) pending against me alleging a violation of any franchise, antitrust or securities law, fraud, unfair or deceptive practices, or comparable allegations.

         10. During the 10-year period immediately before the date of this Affidavit, I have not been convicted of a felony or pleaded nolo contendere to a felony charge or been held liable in a civil action by final judgment or been the subject of a material complaint or other legal proceeding if the felony, civil action, complaint, or other legal proceeding involved violation of any franchise, antitrust or securities law, fraud, unfair or deceptive practices or comparable allegations.

         11. I am not subject to any currently effective injunctive or restrictive order or decree involving any franchise or under any federal, state or Canadian franchise, securities, antitrust, trade regulation or trade practice law as a result of a concluded or pending action or proceeding brought by a public agency.

         12. I have not been subject to any order of any national securities association or national securities exchange (as defined in the Securities and Exchange Act of 1934) suspending or expelling me from membership in the association or exchange.

         13. I am a licensed real estate and/or business broker or a license is not necessary to sell franchises in the jurisdictions in which I will be selling Pizza Place Franchises.

         14. I understand that American Kiosk Corporation and the law firm of Keith J. Kanouse, P.A. are relying on the contents of this Affidavit for the preparation of American Kiosk Corporation's Franchise Offering Circular ("FOC"). I have read a copy of the FOC and have found it to be accurate and complete, to the best of my knowledge.

         15. I will immediately notify American Kiosk Corporation of any change in facts that would make any representations in this Affidavit false or misleading.

         16. This Affidavit is given for purposes of compliance with federal and state franchise laws, and I understand that material penalties may be imposed on me and American Kiosk Corporation for any violation of these laws.

         Further Affiant sayeth not.

                                           ------------------------------------

STATE OF ______________

COUNTY OF _____________

     This instrument was signed on _____________, 199__, by _________________, who personally appeared before me at the time of notarization.

NOTARY PUBLIC - STATE OF __________________


                                           sign
                                                 -------------------------------
                                           print
                                                 -------------------------------


              Personally Known ____ or Produced Identification ____

                        Type of Identification Produced:

                  ---------------------------------------------

My Commission Expires:

                               EMPLOYMENT HISTORY



                                    By:   ____________________________________

                                    Name: ____________________________________


--------------------------------------------------------------------------------

     Instructions for completion: For the five years before the date of the Affidavit, list principal occupations, titles, and the names and locations of all prior employers, and the beginning and ending dates of each employment.

     Example: From January 1987 to January 1990, I worked for ABC Company as Vice President of Sales, in charge of the sales program for the company's widget product line. From January 1985 to December 1986, I worked for XYZ Company as a sales representative, selling its gidget product line in the State of Ohio.